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                                                                   Exhibit 10.11

                               AMENDMENT NO. 5 TO
                           SECOND AMENDED AND RESTATED
                    MORTGAGE WAREHOUSING AGREEMENT AND WAIVER
                    -----------------------------------------

         THIS AMENDMENT AND WAIVER ("Amendment") is dated as of January 25, 1999, by and among Comerica Bank, a Michigan banking corporation ("Comerica"), First Union National Bank, successor by merger to Corestates Bank, N.A. ("FUNB"), Residential Funding Corporation, a Delaware corporation ("RFC") and National City Bank of Kentucky, a national banking association ("NCBank") (collectively, Comerica, FUNB, RFC and NCBank are referred to as "Lenders"), Comerica Bank, as Agent for Lenders (in such capacity, "Agent"), and Rock Financial Corporation, a Michigan corporation ("Borrower");

                                R E C I T A L S :

         A. Borrower, Agent and Lenders entered into a certain Second Amended and Restated Mortgage Warehousing Agreement dated November 13, 1997, as amended by Amendment No. 1 dated January 30, 1998, Amendment No. 2 dated April 2, 1998, Amendment No. 3 dated July 13, 1998 and Amendment No. 4 dated November 16, 1998 (as amended, the "Agreement").

         B. Borrower, Agent and Lenders desire to further amend the Agreement and waive certain provisions thereof as hereinafter set forth.

         NOW THEREFORE, the parties hereto agree as follows:

         1. Steve Stone has ceased to be the President of Borrower and Borrower has requested that Agent and Lenders waive Borrower's noncompliance with Section 7.09(iii) of the Agreement (and any resulting Event of Default) arising therefrom. Agent and Lenders are willing to do so as hereinafter set forth. For purposes of this Agreement only, Agent and the Lenders hereby waive Borrower's noncompliance, prior to the effective date of this Amendment, with
Section 7.09(iii) of the Agreement and any Event of Default resulting therefrom. The foregoing waiver shall not act as a waiver of any other transaction, act or omission, whether related or unrelated to Steve Stone's ceasing to be the President of Borrower. The foregoing waiver will not extend to or affect any obligation, covenant or Event of Default not expressly waived hereby or otherwise impair any of Agent's and/or any Lender's rights consequent therefrom.

         2. Section 7.09 of the Agreement is amended and restated to read in its entirety as follows:

                  "7.09 No Change in Management, Ownership or Control. Change in any material respect its executive management, ownership or control of its business operations. For purposes of this Section 7.09, if (i) Dan Gilbert shall cease to own 35% or more of all issued and outstanding classes of stock of Borrower, or (ii) Dan Gilbert shall cease to be the Chairman of the Board of Directors and Chief Executive Officer of Borrower, then Borrower shall be in default of this Section 7.09."



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         3.       Borrower hereby represents and warrants that, after giving effect to the amendments contained herein, (a) execution, delivery and performance of this Amendment, and any other documents and instruments required under this Amendment, or the Agreement are within the Borrower's corporate powers, have been duly authorized, are not in contravention of law or the terms of Borrower's Articles of Incorporation or Bylaws, and do not require the consent or approval of any governmental body, agency or authority; and this Amendment and any other documents and instruments required under this Amendment or the Agreement will be valid and binding in accordance with their terms;
(b) the continuing representations and warranties of Borrower set forth in
Section 5 of the Agreement (Sections 5.01-5.16) are true and correct on and as of the date herewith, with the same force and effect as if made on and as of the date herewith; and (c) no Event of Default, or condition or event which, with the giving of notice or the running of time, or both, would constitute an Event of Default under the Agreement, has occurred and is continuing on or as of the date hereof.

         4. Except as expressly modified by this Amendment, all of the terms and conditions of the Agreement shall remain in full force and effect.

         5. This Amendment shall not become effective unless and until the Agent shall have received a counterpart of this Amendment executed by Borrower, Agent and each Lender.

         6. Capitalized terms not defined herein shall have the meanings ascribed to them in the Agreement.

         7. This Amendment may be signed in any number of counterparts and by different parties on separate counterparts, and each such counterpart when executed and delivered shall constitute an original but all such counterparts shall together constitute one and the same Amendment.

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         IN WITNESS WHEREOF, the parties have executed this Amendment as of the date set forth above.


COMERICA BANK, AS AGENT AND                 ROCK FINANCIAL CORPORATION
A LENDER

By: /s/ Von Ringger                          By: /s/ Daniel Gilbert
    ------------------------------             --------------------------------

Its: Vice President                         Its: President and CEO
    ------------------------------              -------------------------------

FIRST UNION NATIONAL BANK,
SUCCESSOR BY MERGER TO
CORESTATES BANK, N.A., AS A LENDER

By: /s/ Edmund Furphy
   -------------------------------

Its: Vice President
    ------------------------------


RESIDENTIAL FUNDING CORPORATION,
AS A LENDER

By: /s/ Barbara Rapetti
   -------------------------------

Its: Director, Warehouse Lending
    ------------------------------


NATIONAL CITY BANK OF
KENTUCKY, AS A LENDER

By  /s/ Gary Sievetink
  --------------------------------

Its: Vice President
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